WASHINGTON NATIONAL INSURANCE COMPANY

Annual Report
to Contract Owners

December 31, 2009

Washington National Insurance Company Variable Account B

ANNUAL REPORT TO CONTRACT OWNERS
Table of Contents

December 31, 2009

WASHINGTON NATIONAL INSURANCE COMPANY VARIABLE ACCOUNT B
Statement of Assets and Liabilities

December 31, 2009

	SHARES	COST	VALUE

Assets:
Investments in portfolio shares, at net asset value (Note 2)
DWS Scudder Variable Series II, Class A:
Balanced	49,461.3	$1,198,084	$1,014,947
Dreman Small Mid Cap	31,032.5	466,822	311,567
Government & Agency	16,004.7	195,299	204,540
Money Market	54,646.8	54,647	54,647

Amount due from Washington National Insurance Company			3,401

Net assets			$1,589,102

	UNITS	UNIT VALUE	VALUE

Net assets attributable to:
Contract owners’ deferred annuity reserves:
Contracts issued prior to August 20, 1984:
Government & Agency	387.9	$11.599559	$4,499
Money Market	232.0	10.472501	2,430
Contracts issued on or after August 20, 1984:
Balanced	112,867.3	8.992392	1,014,947
Dreman Small Mid Cap	36,944.8	8.328588	307,698
Government & Agency	13,952.6	11.440361	159,623
Money Market	5,055.6	10.328768	52,218

Net assets attributable to contract owners’ deferred annuity reserves			1,541,415

Contract owners’ annuity payment reserves:
Dreman Small Mid Cap			4,081
Government & Agency			43,606

Net assets attributable to contract owners’ annuity payment reserves			47,687

Net assets			$1,589,102

The accompanying notes are an integral part of these financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY VARIABLE ACCOUNT B
Statement of Operations

For the Year Ended December 31, 2009

	DWS SCUDDER VARIABLE SERIES II

	BALANCED	DREMAN SMALL MID CAP	GOVERNMENT & AGENCY	MONEY MARKET	TOTAL

Investment income (loss):
Income and dividends from investments in portfolio shares	$33,563	$5,975	$10,566	$225	$50,329
Expenses:
Mortality and expense risk fees	11,312	3,668	2,833	715	18,528

Net investment income (loss)	22,251	2,307	7,733	(490)	31,801

Net realized gains (losses) on investments in portfolio shares:
Net realized gains (losses) on sales of investments in portfolio shares	(5,003)	(113,498)	1,008	—	(117,493)

Net realized gains (losses) on investments in portfolio shares	(5,003)	(113,498)	1,008	—	(117,493)

Net change in unrealized appreciation of investments in portfolio shares	165,924	185,409	6,547	—	357,880

Net increase (decrease) in net assets from operations	$183,172	$74,218	$15,288	$(490)	$272,188

Statement of Changes in Net Assets

For the Year Ended December 31, 2009

	DWS SCUDDER VARIABLE SERIES II

	BALANCED	DREMAN SMALL MID CAP	GOVERNMENT & AGENCY	MONEY MARKET	TOTAL

Changes from operations:
Net investment income (loss)	$22,251	$2,307	$7,733	$(490)	$31,801
Net realized gains (losses) on investments in portfolio shares	(5,003)	(113,498)	1,008	—	(117,493)
Net change in unrealized appreciation of investments in portfolio shares	165,924	185,409	6,547	—	357,880

Net increase (decrease) in net assets from operations	183,172	74,218	15,288	(490)	272,188

Changes from contract owners’ transactions:
Contract redemptions	(4,750)	(66,555)	(40,312)	(72)	(111,689)

Net decrease in net assets from contract owners’ transactions	(4,750)	(66,555)	(40,312)	(72)	(111,689)

Net increase (decrease) in net assets	178,422	7,663	(25,024)	(562)	160,499

Net assets, beginning of year	836,525	304,116	232,752	55,210	1,428,603

Net assets, end of year	$1,014,947	$311,779	$207,728	$54,648	$1,589,102

The accompanying notes are an integral part of these financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY VARIABLE ACCOUNT B
Statement of Changes in Net Assets

For the Year Ended December 31, 2008

	DWS SCUDDER VARIABLE SERIES II

	BALANCED	DREMAN SMALL MID CAP	GOVERNMENT & AGENCY	MONEY MARKET	COMBINED TOTAL

Changes from operations:
Net investment income	$28,072	$1,928	$7,792	$776	$38,568
Net realized gains (losses) on investments in portfolio shares	(4,774)	135,082	(454)	—	129,854
Net change in unrealized appreciation (depreciation) of investments in portfolio shares	(355,123)	(300,494)	845	—	(654,772)

Net increase (decrease) in net assets from operations	(331,825)	(163,484)	8,183	776	(486,350)

Changes from contract owners’ transactions:
Contract redemptions	(6,099)	(22,681)	(8,465)	(72)	(37,317)

Net decrease in net assets from contract owners’ transactions	(6,099)	(22,681)	(8,465)	(72)	(37,317)

Net increase (decrease) in net assets	(337,924)	(186,165)	(282)	704	(523,667)

Net assets, beginning of year	1,174,449	490,281	233,034	54,506	1,952,270

Net assets, end of year	$836,525	$304,116	$232,752	$55,210	$1,428,603

Unit Progression

For the Year Ended December 31, 2009

	DWS SCUDDER VARIABLE SERIES II

	BALANCED	DREMAN SMALL MID CAP	GOVERNMENT & AGENCY	MONEY MARKET

Number of units, beginning of year	113,396.4	46,238.3	17,555.6	5,294.5
Units redeemed	(529.1)	(9,293.5)	(3,215.1)	(6.9)

Number of units, end of year	112,867.3	36,944.8	14,340.5	5,287.6

For the Year Ended December 31, 2008

	DWS SCUDDER VARIABLE SERIES II

	BALANCED	DREMAN SMALL MID CAP	GOVERNMENT & AGENCY	MONEY MARKET

Number of units, beginning of year	114,248.3	48,996.6	17,999.2	5,301.4
Units purchased	—	3.4	—	—
Units redeemed	(851.9)	(2,761.7)	(443.6)	(6.9)

Number of units, end of year	113,396.5	46,238.3	17,555.6	5,294.5

The accompanying notes are an integral part of these financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY VARIABLE ACCOUNT B
Notes to Financial Statements

December 31, 2009

(1) GENERAL

     Prior to May 5, 2009, Washington National Insurance Company Variable Account B (the “Account”) was registered under the Investment Company Act of 1940, as amended, as a unit investment trust. On May 5, 2009, the Securities and Exchange Commission granted the de-registration of the Account. The Company does not expect this action to have any impact to the Account’s policyholders. The Account was established on June 8, 1982, as a segregated investment account for individual variable annuity contracts issued by Bankers National Life Insurance Company (“Bankers National”). Effective October 1, 2004, Bankers National was merged into Washington National Insurance Company (the “Company”) under a separate Plan and Agreement of Merger approved by the Illinois, Texas and California Insurance Departments. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a Delaware corporation (“Conseco”) as was Bankers National on the date of the merger. Conseco is a publicly held specialized financial services holding company listed on the New York Stock Exchange. The operations of the Account are included in the operations of the Company pursuant to the provisions of the Illinois Insurance Code.

     Prior to March 28, 2007, the Account invested solely in shares of the portfolios of 40|86 Series Trust (the “Trust”), a diversified, open-end management investment company. The Trust was managed by 40|86 Advisors, Inc., a registered investment advisor and wholly owned subsidiary of Conseco. The investment options offered by the Trust were the Balanced, Equity, Government Securities, and Money Market Portfolios. In connection with the liquidation of the Trust effective March 28, 2007, the contract owner balances were transferred to funds of DWS Scudder Variable Series II Class A (“Scudder”). As a result, existing shares in the Trust were transferred to the portfolios of Scudder. Scudder’s investment options available are the Balanced, Government and Agency, Dreman Small Mid Cap and Money Market Portfolios. Scudder is managed by an unaffiliated investment advisor. In connection with the transaction, the Company paid to the account on behalf of each contract owner an incentive amount equal to 10% of their account balance at March 28, 2007. In addition the Company paid $30,737 to account participants who chose to withdraw from the Account. This offer was made to facilitate the discontinuation of the Trust’s operations.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION, TRANSACTIONS, AND INCOME

     Investments in portfolio shares are valued using the net asset value of the respective portfolios of Scudder at the end of each New York Stock Exchange business day. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed). Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The cost of investments in portfolio shares sold is determined on a last-in first-out basis. The Account does not hold any investments which are restricted as to resale.

     Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract’s pro rata share of the assets of the Account as of the beginning of the valuation date.

FEDERAL INCOME TAXES

     No provision for federal income taxes has been made in the accompanying financial statements because the operations of the Account are included in the total operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and net realized gains (losses) are retained in the Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

ANNUITY RESERVES

     Deferred annuity contract reserves are comprised of net contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments.

     Net assets allocated to contract owners’ annuity payment reserves are computed according to the 1983 Group Annuitant Mortality Table. The assumed investment return is 3.5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

(3) PURCHASES AND SALES OF INVESTMENTS IN PORTFOLIO SHARES
The aggregate cost of purchases of investments in portfolio shares for the year ended December 31, 2009 was $55,800 as shown in the table below:

PURCHASES	2009

DWS SCUDDER VARIABLE SERIES II
Balanced	$33,563
Dreman Small	6,143
Government & Agency	15,869
Money Market	225

Total	$55,800

     The aggregate proceeds from sales of investments in portfolio shares for the year ended December 31, 2009 was $137,498 as shown in the table below:

SALES	2009

DWS SCUDDER VARIABLE SERIES II
Balanced	$16,063
Dreman Small	70,562
Government & Agency	50,124
Money Market	749

Total	$137,498

(4) DEDUCTIONS AND EXPENSES

     Although periodic retirement payments to contract owners vary according to the investment performance of the portfolios, such payments are not affected by expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts.

The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular

WASHINGTON NATIONAL INSURANCE COMPANY VARIABLE ACCOUNT B
Notes to Financial Statements—Continued

December 31, 2009

annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.

     The expense risk assumed by the Company is the risk that the deductions for contract administrative charges and transfer processing fees may prove insufficient to cover the actual administrative and transfer processing expenses.

     The Company deducts daily from the Account a fee, which is equal on an annual basis to 1.25 percent (0.75 percent for those contracts issued prior to August 20, 1984) of the daily value of the total investments of the Account, for assuming the mortality and expense risks. These fees were $18,528 for the year ended December 31, 2009.

     The Company does not deduct a sales charge from purchase payments received on contracts issued after August 20, 1984. However, upon surrender, the Company, with certain exceptions, deducts from the contract value a contingent deferred sales charge equal to the lesser of: (a) 5.0 percent of the total of all purchase payments made within 72 months prior to the date of the request for surrender; or (b) 5.0 percent of the amount surrendered. No charge is made for such part of a surrender in a contract year that does not exceed 10.0 percent of the net sum of purchase payments made more than one year prior to the date of the surrender. A sales charge of 6.5 percent is deducted by the Company on purchase payments received on contracts issued before August 20, 1984. There were no sales charges for the year ended December 31, 2009.

     An annual contract administrative charge of $30 ($12 on Individual Retirement Accounts or “IRAs”) on contracts issued after August 20, 1984 and $36 ($12 on IRAs) on contracts issued prior to August 20, 1984 is deducted in units from each contract owner’s account. Such charges were $642 and $666 for the years ended December 31, 2009 and 2008, respectively. This fee is recorded as a contract redemption in the accompanying Statements of Changes in Net Assets.

     A transfer processing fee (currently at $5 and guaranteed not to exceed $15) for each transfer between portfolios is deducted from the amount transferred. There were no such charges for the year ended December 31, 2009 and 2008.

(5) FINANCIAL HIGHLIGHTS

     The total return is defined as the percentage change of unit values from the beginning of the period to the end of the period. The investment income ratio is the ratio of income (including dividends from investments in portfolio shares, but excluding capital gain distributions from investments in portfolio shares) to the average daily net assets. The beginning unit value at March 28, 2007 was $10 for Scudder funds.

	DWS SCUDDER VARIABLE SERIES II: (CONTRACTS ISSUED AFTER AUGUST 20, 1984)

		NET ASSETS		TOTAL RETURN (1)	INCOME RATIO (2)		EXPENSE RATIO (3)

	UNITS	UNIT VALUE	(000S)

Balanced
December 31, 2009	112,867	$8.99	$1,015	21.90%	3.71%		1.25%
December 31, 2008	113,397	$7.38	$837	-28.24%	3.94%		1.25%
For the period of March 29, 2007 through December 31, 2007	114,248	$10.28	$1,174	2.80%	4.42%		1.25%
Dreman Small Mid Cap
December 31, 2009	36,945	$8.33	$308	28.09%	2.04%		1.25%
December 31, 2008	46,238	$6.50	$301	-34.25%	1.72%		1.25%
For the period of March 29, 2007 through December 31, 2007	48,997	$9.89	$485	-1.11%	9.75	%(4)	1.25%
Government & Agency
December 31, 2009	13,953	$11.44	$160	6.74%	4.66%		1.25%
December 31, 2008	17,168	$10.72	$184	3.63%	4.63%		1.25%
For the period of March 29, 2007 through December 31, 2007	17,611	$10.34	$182	3.43%	5.52%		1.25%
Money Market
December 31, 2009	5,056	$10.33	$52	-0.91%	0.39%		1.25%
December 31, 2008	5,061	$10.42	$53	1.40%	2.61%		1.25%
For the period of March 29, 2007 through December 31, 2007	5,067	$10.28	$52	2.80%	4.92%		1.25%

	40|86 SERIES TRUST: (CONTRACTS ISSUED AFTER AUGUST 20, 1984)

		NET ASSETS		TOTAL RETURN (1)	INCOME RATIO (2)	EXPENSE RATIO (3)

	UNITS	UNIT VALUE	(000S)

Balanced Portfolio
For the period of January 1, 2007 through March 28, 2007	20,553	$57.26	$1,178	0.47%	—	1.25%
December 31, 2006	20,553	$56.99	$1,171	11.65%	1.87%	1.25%
December 31, 2005	21,041	$51.04	$1,074	4.32%	1.69%	1.25%

WASHINGTON NATIONAL INSURANCE COMPANY VARIABLE ACCOUNT B
Notes to Financial Statements—Continued

December 31, 2009

	40|86 SERIES TRUST: (CONTRACTS ISSUED AFTER AUGUST 20, 1984) (Continued)

		NET ASSETS		TOTAL RETURN (1)	INCOME RATIO (2)	EXPENSE RATIO (3)

	UNITS	UNIT VALUE	(000S)

Equity Portfolio
For the period of January 1, 2007 through March 28, 2007	5,891	$177.26	$1,045	2.91%	—	1.25%
December 31, 2006	5,907	$172.24	$1,023	13.21%	0.53%	1.25%
December 31, 2005	6,948	$152.14	$1,057	10.06%	0.47%	1.25%
Government Securities Portfolio
For the period of January 1, 2007 through March 28, 2007	5,427	$35.10	$191	0.48%	5.05%	1.25%
December 31, 2006	5,120	$34.93	$179	2.17%	3.92%	1.25%
December 31, 2005	6,669	$34.19	$228	0.47%	3.73%	1.25%
Money Market Portfolio
For the period of January 1, 2007 through March 28, 2007	2,259	$21.01	$48	0.87%	7.05%	1.25%
December 31, 2006	2,259	$20.83	$47	3.31%	4.59%	1.25%
December 31, 2005	2,262	$20.17	$46	1.61%	2.83%	1.25%

(1)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying trust, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

(2)

These amounts represent the dividends for the periods indicated excluding distributions of long-term and short-term capital gains, received by the Account from the Trust or Scudder, net of management fees assessed by the Trust or Scudder, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the Trust or Scudder in which the Account invests.

(3)

These amounts represent the annualized contract expenses of the variable account, consisting solely of mortality and expense charges that result in a direct reduction to unit values, for each period indicated. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(4)

The 2007 investment income ratio calculation included short-term capital gains of $29,418. Excluding these gains, the investment income ratio would have been 2.10%. The 2009 and 2008 investment income ratios do not include short-term capital gains.

WASHINGTON NATIONAL INSURANCE COMPANY VARIABLE ACCOUNT B
Notes to Financial Statements—Continued

December 31, 2009

(6) FAIR VALUE MEASUREMENTS
     On January 1, 2008, the Account adopted authoritative guidance that defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. As defined in the guidance, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date and, therefore, represents an exit price, not an entry price. There is a three-level hierarchy for valuing assets or liabilities at fair value based on whether inputs are observable or unobservable.

• Level 1-

includes assets valued using inputs that are quoted prices in active markets for identical assets. Level 1 securities include highly liquid U.S. Treasury securities, certain common stocks, mutual funds, and cash and cash equivalents.

• Level 2-

includes assets valued using inputs that are quoted prices for similar assets in an active market, quoted prices for identical or similar assets in a market that is not active, observable inputs, or observable inputs that can be corroborated by market data.

• Level 3-	includes assets valued using unobservable inputs that are used in model- based valuations that contain management assumptions.
     At each reporting date, the Account classifies assets into three input levels based on the lowest level of input that is significant to the measurement of fair value for each asset reported at fair value. The Account’s assessment of the significance of a particular input to the fair value measurement and the ultimate classification of each asset requires judgment. Investments in portfolio shares are valued using the net asset value of the respective portfolios at the end of each New York Stock Exchange business day, as determined by the respective underlying fund manager. The Account includes these prices in the amounts disclosed in Level 1 of the hierarchy.
     The following table presents the Accounts’ assets that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy.

FAIR VALUE MEASUREMENTS USING

	TOTAL AS OF 12/31/2009	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

ASSETS:

Mutual Funds	$1,585,701	$1,585,701	$—	$—

     In February 2007, the FASB issued authoritative guidance which allows entities to choose to measure many financial instruments and certain other items, including insurance contracts, at fair value (on an instrument-by-instrument basis) that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The Account adopted the guidance on January 1, 2008. The Account did not elect any additional fair value options for any of the Account’s financial assets or liabilities.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Washington National Insurance Company and Contract Owners of Washington National Insurance Company Variable Account B
     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington National Insurance Company Variable Account B (the “Account”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Indianapolis, Indiana
February 26, 2010

Washington National Insurance Company Variable Account B
SPONSOR
Washington National Insurance Company – Carmel, Indiana.
INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP – Indianapolis, Indiana.

Washington National Insurance Company is an indirect wholly owned subsidiary of Conseco, Inc., a financial services organization headquartered in Carmel, Indiana. Conseco, Inc., through its subsidiary companies, is one of middle America’s leading sources for insurance, investment and lending products, helping 13 million customers step up to a better, more secure future.

WASHINGTON NATIONAL INSURANCE COMPANY VARIABLE ACCOUNT B
11825 North Pennsylvania Street Carmel, Indiana 46032

© 2009 Washington National Insurance Company

www.conseco.com